HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042          HV-5795 - PremierSolutions Standard (Series A)

333-151805        HV-6776 - Premier Innovations(SM)

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Supplement dated December 2, 2011 to your Prospectus

FUND LIQUIDATION

MARSHALL INTERNATIONAL STOCK FUND – CLASS Y

The Board of Directors of Marshall Funds, Inc. has authorized a Plan of Liquidation (the “Liquidation”) of the Marshall International Stock Fund (“Liquidating Fund”).  On December 23, 2011, shareholders will vote on the proposed Liquidation of the Liquidating Fund.  If approved by the shareholders, the Liquidation is scheduled to take place at the close of trading on the New York Stock Exchange on or about December 29, 2011.

Due to the Liquidation of the Liquidating Fund, you will no longer be able to allocate new Contributions or make transfers to the affected Sub-Account, including program trades effective as of the close of business on December 28, 2011. You may transfer some or all of your Participant Account value in the affected Sub-Account to other investment options currently offered under your Contract.

Prior to the date of the Liquidation, you are permitted to make one special transfer of all your Participant Account value invested in the Liquidating Fund Sub-Account to another Sub-Account or to the General Account.  In addition, you must re-direct future Contributions in the Liquidating Fund Sub-Account to another Sub-Account available under your Contract.  This one special transfer will not be counted toward any limitations on transfers under your Contract.

Also, effective as of the close of business on December 29, 2011, any Dollar Cost Averaging, Asset Rebalancing Program or other administrative program that includes transfers of Participant Account value or allocations to the affected Sub-Account will be terminated.

Upon completion of the termination and Liquidation of the Liquidating Fund, all references to the Marshall International Stock Fund in the Prospectus are deleted.

The Prospectus is amended to reflect the above change.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.